UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol
Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2025 and February 26, 2025, NextTrip, Inc., a Nevada corporation (the “Company”), consummated a series of separate securities transactions, as described below.

Series I Preferred Stock Offering

On February 24, 2025, the Company entered into a securities purchase agreement (the “Series I Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company issued and sold an aggregate of 341,126 restricted shares of Series I Convertible Preferred Stock of the Company (the “Series I Preferred”) to the Purchasers at a purchase price of $3.02 per share (the “Series I Offering”).

The Series I Preferred shall be convertible into the Company’s common stock on such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below).

The Series I Purchase Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Company intends to use the net proceeds from the Series I Offering as working capital for general corporate purposes.

A description of the terms of the Series I Preferred is included in that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on February 22, 2025, which description is incorporated by reference herein. Also see Item 5.03 below for a description of an amendment to certain terms of the Series I Preferred, which is incorporated by reference herein.

Miller Debt Conversion

On February 24 2025, the Company entered into a debt conversion agreement (the “Miller Debt Conversion Agreement”) with Greg Miller, an independent contractor of the Company, whereby Mr. Miller and the Company agreed to convert $100,000 in deferred salary owed to Mr. Miller into 33,113 shares of Series I Preferred, at a conversion price of $3.02 per share, and a warrant to purchase 33,113 shares of common stock (the “Miller Warrant”). The Miller Warrant has an exercise price of $4.00 per share, becomes exercisable six months from the issuance date (subject to stockholder approval of removal of the Exchange Cap), and shall expire three years from the initial exercise date (August 24, 2028).

The Series I Preferred shall not be convertible and the Miller Warrant shall be not exercisable into shares of common stock until such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below).

In the event that stockholder approval is not obtained to lift the Exchange Cap on or before May 1, 2025, the number of shares issuable upon exercise of the Miller Warrant shall increase to 50,000 and the exercise price of the Miller Warrant shall be decreased to $3.02 per share.

Conversion of Related Party Loans into Series L Preferred Stock

On February 24, 2025, the Company entered into debt conversion agreements (the “Related Party Debt Conversion Agreements”) with its chief executive officer, William Kerby, and chairman of the board, Donald P. Monaco (the “Related Parties”), whereby the Related Parties and the Company agreed to convert $500,000 in deferred salary (Mr. Kerby) and $1.0 million in existing unsecured promissory notes owed for monies advanced to the Company (Mr. Monaco), respectively, into an aggregate of 496,687 restricted shares of Series L Nonvoting Convertible Preferred Stock of the Company (the “Series L Preferred”) at a conversion price of $3.02 per share.

The Series L Preferred shall be convertible into the Company’s common stock on such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below), subject to beneficial ownership limitations.

A description of the terms of the Series L Preferred is included in that Current Report on Form 8-K filed by the Company with the SEC on January 3, 2025, which description is incorporated by reference herein. Also see Item 5.03 below for a description of an amendment to certain terms of the Series L Preferred, which is incorporated by reference herein.

Series P Preferred Stock Offering

On February 26, 2025, the Company entered into an Equity Investment Agreement (the “Series P Purchase Agreement”) with AOS Holdings LLC (“AOS”), pursuant to which the Company issued and sold to AOS (i) 93,750 restricted shares of Series P Nonvoting Convertible Preferred Stock of the Company (the “Series P Preferred”), (ii) a warrant exercisable in cash to purchase up to 375,000 shares of common stock (the “Cash Warrant”), and (iii) a warrant exercisable in either cash or via cashless exercise (the “Cashless Warrant”) to purchase up to 375,000 shares of common stock, for a combined purchase price of $4.00 per share and warrants (the “Series I Offering”). The Cash Warrant and Cashless Warrant each have an exercise price of $6.00 per share (subject to the cashless option for the Cashless Warrant), become exercisable six months from the issuance date (subject to stockholder approval of removal of the Exchange Cap), and shall expire five years from the initial exercise date (August 26, 2030).

The Series P Preferred shall not be convertible and the Cash Warrant and Cashless Warrant shall be not exercisable into shares of common stock until such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below).

The Company intends to use the net proceeds from the Series P Offering as working capital for general corporate purposes.

See Item 5.03 below for a description of the terms of the Series P Preferred, which is incorporated by reference herein.

AOS Debt Exchange

On February 26, 2025, the Company entered into a Debt Exchange Agreement (the “AOS Debt Exchange Agreement”) with AOS whereby AOS and the Company agreed to convert $1,000,000 owed to AOS under an existing unsecured promissory note owed for monies advanced to the Company into 250,000 shares of Series P Preferred at a conversion price of $4.00 per share.

The Series P Preferred shall be convertible into the Company’s common stock on such date that the Company obtains stockholder approval to remove the Exchange Cap (as described below), subject to beneficial ownership limitations.

See Item 5.03 below for a description of the terms of the Series P Preferred, which is incorporated by reference herein.

AOS Consulting Agreement

On February 26, 2025, AOS and the Company entered into a consulting agreement whereby AOS agreed to provide business development, strategic consulting and lead generation services (for Groups Travel) to the Company (the “Services”) for a period of twenty-four months (the “AOS Consulting Agreement”). The AOS Consulting Agreement may be terminated by either party upon 30 days’ advance written notice.

As consideration for the Services, AOS was issued 60,000 shares of common stock of the Company and a warrant to purchase 375,000 shares of common stock (the “AOS Consulting Warrant”). The Consulting Warrant has an exercise price of $6.00 per share (subject to a cashless exercise option), becomes exercisable six months from the issuance date (subject to stockholder approval of removal of the Exchange Cap), and shall expire five years from the initial exercise date (August 26, 2030).

Each of the foregoing transactions include conversion and/or exercise limitations, as applicable, which provide that the Company shall not issue or sell any shares of common stock pursuant to the conversions of preferred stock or exercises of warrants to the extent that after giving effect thereto, the aggregate number of shares of common stock that would be issued would exceed 19.99% of the shares of common stock outstanding on the date of each such transaction (which number of shares shall be reduced, on a share-for-share basis, by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by each such separate transaction under applicable rules of the Nasdaq Capital Market) (the “Exchange Cap”) unless and until the Company elects to solicit stockholder approval of the issuance of common stock as contemplated by the respective transaction documents and the stockholders of the Company have in fact approved such issuance in accordance with the applicable rules and regulations of the Nasdaq Capital Market.

The foregoing summaries of the Series I Purchase Agreement, Miller Debt Conversion Agreement, Miller Warrant Related Party Debt Conversion Agreements, Series P Purchase Agreement, Cash Warrant, Cashless Warrant, AOS Debt Exchange Agreement, AOS Consulting Agreement, AOS Consulting Warrant do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1-10.7 and 4.1-4.4, respectively, to this Current Report on Form 8-K (this “Current Report”), which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Series I Preferred, Series L Preferred, Series P Preferred, and Warrants is hereby incorporated herein by reference.

The shares of Series I Preferred, Series L Preferred, Series P Preferred (collectively, the “Preferred Shares”) and common stock, and the Miller Warrant, Cash Warrant, Cashless Warrant and AOS Consulting Warrant (collectively, the “Warrants”) issued by the Company (the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the respective recipients in transactions exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Securities constitute, and the shares of Company common stock underlying the Preferred Shares and Warrants, when issued upon conversion of the Preferred Shares and exercise of the Warrants, respectively, will constitute, “restricted securities” within the meaning of Rule 144 under the Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Series I Convertible Preferred Stock Certificate of Designation

As previously disclosed in that certain Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2024, on February 22, 2024, the Company filed a Certificate of Designation of Series I Convertible Preferred Stock (the “Series I Certificate of Designation”) with the Secretary of State of the State of Nevada, designating 331,124 shares of the Company’s preferred stock as Series I Convertible Preferred Stock, par value $0.001 per share.

On February 25, 2025, the Company filed an amendment to the Certificate of Designation of Series I Convertible Preferred Stock (the “Amendment to Series I Certificate of Designation”) with the Secretary of State of the State of Nevada, to increase the number of shares of the Company’s preferred stock designated as Series I Convertible Preferred Stock, par value $0.001 per share, to 692,945 shares.

A copy of the Amendment to Series I Certificate of Designation is attached hereto as Exhibit 3.1 to this Current Report, which is incorporated by reference herein.

Amendment to Series L Nonvoting Convertible Preferred Stock Certificate of Designation

As previously disclosed in that certain Current Report on Form 8-K filed with the SEC on January 3, 2025, on January 3, 2025, the Company filed a Certificate of Designation of Series L Convertible Preferred Stock (the “Series L Certificate of Designation”) with the Secretary of State of the State of Nevada, designating 579,469 shares of the Company’s preferred stock as Series L Convertible Preferred Stock, par value $0.001 per share.

On February 25, 2025, the Company filed an amendment to the Certificate of Designation of Series L Convertible Preferred Stock (the “Amendment to Series L Certificate of Designation”) with the Secretary of State of the State of Nevada, to increase the number of shares of the Company’s preferred stock designated as Series L Convertible Preferred Stock, par value $0.001 per share, to 1,076,158 shares.

A copy of the Amendment to Series L Certificate of Designation is attached hereto as Exhibit 3.2 to this Current Report, which is incorporated by reference herein.

Series P Nonvoting Convertible Preferred Stock

On February 25, 2025, the Company filed a Certificate of Designation of Series P Nonvoting Convertible Preferred Stock (the “Series P Certificate of Designation”) with the Secretary of State of the State of Nevada, designating 343,750 shares of the Company’s preferred stock as Series P Nonvoting Convertible Preferred Stock, par value $0.001 per share.

The terms and conditions set forth in the Series P Certificate of Designation are summarized below:

Ranking. The Series P Preferred rank pari passu to the Company’s common stock.

Dividends. Holders of Series P Preferred will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Company common stock.

Voting. Except as provided by the Charter, or as otherwise required by the Nevada Revised Statutes, holders of Series P Preferred are not entitled to voting rights. However, the Company may not, without the consent of holders of a majority of the outstanding shares of Series P Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series P Preferred or alter or amend the Series P Certificate of Designation, (ii) amend its Charter or other charter documents in any manner that adversely effects any rights of the holders of the Series P Preferred, or (c) enter into any agreement with respect to the foregoing.

Conversion. On the third business day after the date that the Company’s stockholders approve the conversion of Series P Preferred into shares of Common Stock in accordance with the listing rules of Nasdaq, each outstanding share of Series P Preferred shall automatically be converted into one share of Company common stock (subject to adjustment under certain limited circumstances) (the “Series P Conversion Ratio”), subject to beneficial ownership limitations.

Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series P Preferred will be entitled to participate, on an as-converted-to-common stock basis calculated based on the Series P Conversion Ratio, with holders of Company common stock in any distribution of assets of the Company to holders of the Company’s common stock.

The foregoing summary of the Series P Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Series P Certificate of Designation attached as Exhibits 3.3 to this Current Report, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 28, 2025, the Company issued a press release announcing completion of the transactions discussed above in this Current Report. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the SEC, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to Certificate of Designation of Series I Convertible Preferred Stock.
3.2	Amendment to Certificate of Designation of Series L Nonvoting Convertible Preferred Stock.
3.3	Certificate of Designation of Series P Nonvoting Convertible Preferred Stock.
4.1	Warrant to Purchase Common Stock issued to Greg Miller, dated as of February 24, 2025.
4.2	Warrant to Purchase Common Stock (Cash) issued to AOS Holdings, LLC, dated as of February 26, 2025.
4.3	Warrant to Purchase Common Stock (Cashless) issued to AOS Holdings, LLC, dated as of February 26, 2025.
4.4	Warrant to Purchase Common Stock issued to AOS Holdings, LLC, dated as of February 26, 2025.
10.1	Form of Series I Preferred Stock Securities Purchase Agreement, dated as of February 24, 2025.
10.2	Debt Conversion Agreement, dated as of February 24, 2025, by and between the Company and Greg Miler.
10.3	Related Party Debt Conversion Agreement, dated as of February 24, 2025, by and between the Company and William Kerby.
10.4	Related Party Debt Conversion Agreement, dated as of February 24, 2025, by and between the Company and Donald P Monaco.
10.5	Equity Investment Agreement, dated as of February 26, 2025, by and between AOS Holdings LLC and the Company.
10.6	Debt Exchange Agreement, dated as of February 26, 2025, by and between AOS Holdings LLC and the Company.
10.7	Consulting Agreement, dated as of February 26, 2025, by and between AOS Holdings LLC and the Company.
99.1	Press Release, dated February 28, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date:	February 28, 2025	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer